United States

Securities and Exchange Commission

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF

REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-00179

Central Securities Corporation

(Exact name of registrant as specified in charter)

630 Fifth Avenue, Eighth Floor

New York, N.Y. 10111

(Address of principal executive offices)

Registrant’s telephone number including area code: 212-698-2020

Date of fiscal year end: December 31

Date of reporting period: March 31, 2014

Item 1. Schedule of Investments.

CENTRAL SECURITIES CORPORATION

Statement of Investments

March 31, 2014

(Unaudited)

COMMON STOCKS 89.7%

Shares		Value
	Banking and Finance 12.4%
925,000	The Bank of New York Mellon Corporation	$32,643,250
240,000	Capital One Financial Corporation	18,518,400
400,000	Citigroup Inc.	19,040,000
175,000	JPMorgan Chase & Co.	10,624,250
		80,825,900

	Commercial Services 2.6%
150,000	Clean Harbors, Inc. (a)	8,218,500
488,712	Heritage-Crystal Clean, Inc. (a)	8,860,349
		17,078,849

	Consumer Durables 1.8%
20,000	Aerogroup International, Inc. (a)(c)	548,600
150,000	Coach, Inc.	7,449,000
102,000	Leggett & Platt Inc.	3,329,280
		11,326,880

	Diversified Industrial 5.7%
590,000	Brady Corporation Class A	16,018,500
250,000	General Electric Company	6,472,500
110,000	Roper Industries, Inc.	14,686,100
		37,177,100

	Energy 5.3%
250,000	Encana Corporation	5,345,000
280,000	Murphy Oil Corporation	17,600,800
70,000	Murphy USA, Inc. (a)	2,841,300
300,000	QEP Resources, Inc.	8,832,000
		34,619,100

	Health Care 8.7%
590,000	Agilent Technologies, Inc.	32,992,800
200,000	Medtronic, Inc.	12,308,000
200,000	Merck & Co. Inc.	11,354,000
		56,654,800

	Insurance 19.3%
10,000	Alleghany Corporation (a)	4,073,800
34,660	The Plymouth Rock Company, Inc. Class A (a)(b)(c)	121,310,000
		125,383,800

	Metals and Mining 2.6%
150,000	Cameco Corporation	3,435,000
400,000	Freeport-McMoRan Copper & Gold Inc.	13,228,000
		16,663,000

	Retailing 3.6%
400,000	Tesco PLC ADR	5,972,000
260,000	Walgreen Co.	17,167,800
		23,139,800

Shares		Value
	Semiconductor 11.6%
600,000	Analog Devices, Inc.	$31,884,000
292,100	CEVA, Inc. (a)	5,129,276
1,490,000	Intel Corporation	38,462,860
		75,476,136

	Software and Services 4.4%
200,000	eBay Inc. (a)	11,048,000
50,000	International Business Machines Corporation	9,624,500
200,000	Oracle Corporation	8,182,000
		28,854,500

	Technology Hardware and Equipment 11.7%
657,000	Coherent, Inc. (a)	42,934,950
500,000	Flextronics International Ltd. (a)	4,620,000
260,000	Motorola Solutions, Inc.	16,715,400
484,900	RadiSys Corporation (a)	1,740,791
3,000,000	Sonus Networks, Inc. (a)	10,110,000
		76,121,141

	Total Common Stocks (cost $277,698,595)	583,321,006

PREFERRED STOCKS 0.2%

	Energy 0.2%
313,661	GeoMet, Inc. Series A Convertible Redeemable Preferred Stock (e)	1,003,715

	Total Preferred Stocks (cost $2,027,220)	1,003,715

SHORT-TERM INVESTMENTS 7.7%

Principal
	U.S. Treasury Bills 7.7%
$50,000,000	U.S. Treasury Bills 0.041% - 0.052%, due 4/3/14 – 4/24/14 (d)	49,998,891

	Total Short-term Investments (cost $49,998,891)	49,998,891

	Total Investments (cost $329,724,706) (f)(97.6%)	634,323,612

	Cash, receivables and other assets less liabilities (2.4%)	15,360,082

	Net Assets (100%)	$649,683,694

(a) Non-dividend paying.

(b) Affiliate as defined in the Investment Company Act of 1940.

(c) Valued based on Level 3 Inputs – See Note 2.

(d) Valued based on Level 2 Inputs – See Note 2.

(e) Dividends paid in additional shares.

(f) Aggregate cost for Federal tax purposes is substantially the same.

See accompanying notes to statement of investments.

CENTRAL SECURITIES CORPORATION

NOTES TO STATEMENT OF INVESTMENTS

1. Security Valuation – Marketable common and preferred stocks are valued at the last or closing sale price or, if unavailable, at the closing bid price. Short-term investments are valued at amortized cost, which approximates market value. Securities for which no ready market exists are valued at estimated fair value pursuant to procedures adopted by the Board of Directors.

As of March 31, 2014, the tax cost of investments was $329,724,706. Net unrealized appreciation was $304,598,906 consisting of gross unrealized appreciation and gross unrealized depreciation of $312,436,576 and $7,837,670, respectively.

2. Fair Value Measurements – The Corporation’s investments are categorized below in three broad hierarchical levels based on market price observability as follows:

•	Level 1 – Quoted prices in active markets for identical investments;
•	Level 2 – Other significant observable inputs obtained from independent sources, for example, quoted prices for similar investments, or the use of models or other valuation methodologies such as amortized cost for certain short-term investments;
•	Level 3 – Significant unobservable inputs including the Corporation’s own assumptions based upon the best information available. Investments categorized as Level 3 include securities in which there is little, if any, market activity. The Corporation’s Level 3 investments consist of The Plymouth Rock Company, Inc. and Aerogroup International, Inc.

The designated Level for a security is not necessarily an indication of the risk associated with investing in that security.

The Corporation’s investments as of March 31, 2014 are classified as shown below:

	Level 1	Level 2	Level 3	Total
Common stocks	$461,462,406	-	$121,858,600	$583,321,006
Preferred stocks	1,003,715	-	-	1,003,715
Short-term investments	-	49,998,891	-	49,998,891
Total investments	$462,466,121	$49,998,891	$121,858,600	$634,323,612

The Corporation’s investment in GeoMet, Inc. Series A Preferred Stock will transfer from Level 1 to Level 2 if there are no actual market trades in the security on a valuation date. The security will transfer back to Level 1 if there are market trades on a subsequent valuation date. On March 31, 2014, and December 31, 2013, this investment was considered Level 1, and its value was based on the closing sale price. There were no other transfers of investments between Levels 1, 2 and 3 during the three months ended March 31, 2014.

The following is a reconciliation of the change in the value of Level 3 investments:

Balance at December 31, 2013	$111,451,400
Net realized gains and change in net unrealized
appreciation of investments included in net
increase in net assets resulting from operations	10,407,200
Sales	-
Balance at March 31, 2014	$121,858,600

Unrealized appreciation of Level 3 investments held as of March 31, 2014 increased by $10,407,200 during the three months ended March 31, 2014, which is included in the above table. In valuing Level 3 investments, the Corporation’s management considers the results of various valuation methods. Consideration is also given to corporate governance, marketability, professional appraisals, transaction prices, company and industry results and outlooks, and general market conditions. Management recommends a value for each investment in light of all the information available. This information is presented to and discussed with the Corporation’s Board of Directors, which selects the value. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

In valuing the Plymouth Rock Level 3 investment as of March 31, 2014, management used a number of significant unobservable inputs to develop a range of possible values for the investment.  It used a comparable company approach that applied average market multiples from selected publicly traded companies to financial information from each of Plymouth Rock’s major business segments.  The market multiples used were price-to-book value, price-to-earnings and price-to-revenue.  Management also used a discounted cash flow model based on forecasted earnings growth rates ranging from 2.5%-4% and a weighted average cost of capital of 11%.  An independent valuation of and transactions in Plymouth Rock’s shares were also considered. The values obtained from weighting the three methods described above (with greater weight given to the comparable company approach) were then discounted by 20% and 40% for lack of marketability, which represents the range of rates management believes market participants would apply.  The resulting range of values, together with the underlying support, other information about Plymouth Rock’s financial condition and results of operations and its industry outlook, were considered by management, which recommended a value for the investment. All of this information was subsequently considered by the Corporation’s directors, who selected the value.

Significant increases (decreases) in the value of the price-to-book value multiple, price-to-earnings multiple, price-to-revenue multiple and earnings growth rate in isolation would result in a higher (lower) range of fair value measurements.  Significant increases (decreases) in the value of the discount for lack of marketability or weighted average cost of capital in isolation would result in a lower (higher) range of fair value measurements.

3. Restricted Securities - The Corporation from time to time invests in securities the resale of which is restricted. The Corporation does not have the right to demand registration of the restricted securities. On March 31, 2014, such investments had an aggregate value of $121,858,600, which was equal to 18.8% of the Corporation’s net assets. Investments in restricted securities at March 31, 2014, including acquisition dates and cost, were:

Company	Shares	Security	Date Acquired	Cost
AeroGroup International, Inc.	20,000	Common Stock	6/14/05	$11,719
The Plymouth Rock Company, Inc.	34,660	Class A Common Stock	12/15/82	866,500

Item 2. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers have concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. During the last fiscal quarter, there was no significant change in the Registrant’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CENTRAL SECURITIES CORPORATION

By: /s/    Wilmot H. Kidd

President

Date: May 14, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/    Wilmot H. Kidd

President

Date: May 14, 2014

By: /s/    Lawrence P. Vogel

Vice President and Treasurer

Date: May 14, 2014